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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series
1995-1
P & S Agreement Date:                             May 1, 1995
Original Settlement Date:                           May 25, 1995
Series Number of Class A-1 Certificates:               441919AE7
Series Number of Class A-2 Certificates:               441919AF4
Original Sale Balance:                              $474,825,000
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Servicer Certificate (Page 1 of 3)

Distribution Date:                                08/20/98
Investor Certificateholder Floating
Allocation Percentage                                  94.09%
Investor Certificateholder Fixed Allocation Percentage 97.90%
Aggregate Amount of  Collections                  9,535,476.83
Aggregate Amount of  Interest Collections         1,742,171.30
Aggregate Amount of  Principal Collections        7,793,305.53
Class A Interest Collections                      1,639,128.98
Class A Principal Collections                     7,585,111.55
Seller Interest Collections                         103,042.32
Seller Principal Collections                        208,193.98
Weighted Average Loan Rate                             14.03%
Net Loan Rate                                          13.03%
Weighted Average Maximum Loan Rate                     19.58%
Class A-1 Certificate Rate                             5.88%
Maximum Investor Certificate Rate                      13.03%
Class A-1 Certificate Interest Distributed          704,285.75
Class A-1 Investor Certificate Interest
Shortfall before Policy Draw                               0.00
Unpaid Class A-1 Certificate Interest
Shortfall Received                                         0.00
Unpaid Class A-1 Certificate Interest
Shortfall Remaining                                        0.00
Unpaid Class A-1 Carryover Interest Amount                0.00
Class A-2 Certificate Rate                                  5.79%
Maximum Investor Certificate Rate                          13.03%
Class A-2 Certificate Interest Distributed             30,514.59
Class A-2 Investor Certificate Interest
Shortfall before Policy Draw                                0.00
Unpaid Class A-2 Certificate Interest Shortfall Received    0.00
Unpaid Class A-2 Certificate Interest Shortfall Remaining    0.00
Unpaid Class A-2 Carryover Interest Amount                  0.00
Maximum Principal Dist. Amount (MPDA)                7,629,996.81
Alternative Principal Dist. Amount (APDA)            7,585,111.55
Rapid Amortization Period? (Y=1, N=0)                       0.00
Scheduled Principal  Distribution Amount (SPDA)      7,585,111.55
Principal  allocable to Class A-1                      7,265,619.07
Principal allocable to Class A-2                       319,492.48
SPDA deposited to Funding Account                           0.00
Accelerated Principal Distribution Amount                   0.00
APDA allocable to Class A-1                                 0.00
APDA allocable to Class A-2                                 0.00
Reimbursement to Credit Enhancer                            0.00
Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount        0.00
Reduction in Certificate Principal Balance
    due to Current Class A-2 Liquidation Loss Amount        0.00
Cumulative Investor Liquidation Loss Amount                 0.00
Total Principal allocable to A-1                     7,265,619.07
Total Principal allocable to A-2                       319,492.48
Beginning Class A-1 Certificate Principal Balance  139,184,041.81
Beginning Class A-2 Certificate Principal Balance    6,120,258.60
Ending Class A-1 Certificate Principal Balance     131,918,422.74
Ending Class A-2 Certificate Principal Balance       5,800,766.12
Class A-1 Factor                                       0.2900422
Class A-2 Factor                                       0.2900383
Pool Factor (PF)                                       0.3085122

Servicer Certificate (Page 2 of  3)
Distribution Date:                                     08/20/98
Retransfer Deposit Amount                                   0.00
Servicing Fees Distributed                             123,105.74
Beg. Accrued and Unpaid Inv. Servicing Fees                 0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd               0.00
End. Accrued and Unpaid Inv. Servicing Fees                 0.00
Aggregate Investor Liquidation Loss Amount                  0.00*
Investor Loss Reduction Amount                              0.00
Beginning Pool Balance                            157,013,601.23
Ending Pool Balance                               149,479,493.13
Beginning Invested Amount                         147,726,887.41
Ending Invested Amount                            140,141,775.86
Beginning Seller Principal Balance                  9,286,713.82
Ending Seller Principal Balance                     9,337,717.27
Additional Balances                                   208,193.98
Beginning Funding Account Balance                           0.00
Ending Funding Account Balance                              0.00
Ending Funding Account Balance % (before
any purchase of Subsequent Loans)                           0.00%
Principal Balance of Subsequent Loans                       0.00
Beginning Reserve Account Balance                   1,211,294.00
Ending Reserve Account Balance                      1,211,294.00
Beginning Seller Interest                                5.1279%
Ending Seller's Interest                                 6.2468%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                        411
     Trust Balance                                12,608,203.62
   60 - 89 days (Del Stat 2)
     No. of Accounts                                        108
     Trust Balance                                 3,551,706.04
   90+ days (Del Stat 3+)
     No. of Accounts                                        268
     Trust Balance                                  8,433,682.73
   270+ days (Del Stat 9+)
     No. of Accounts                                        117
     Trust Balance                                  3,777,819.73
   REO
     No. of Accounts                                        47
     Trust Balance                                  1,653,406.43
Rapid Amortization Event?                                   No
   Failure to make payment within 5 Business Days
   of Required Date ?                                       No
   Failure to perform covenant relating to
   Trust's Security Interest ?                              No
   Failure to perform other covenants as
   described in the Agreement ?                             No
   Breach of Representation or Warranty ?                   No
   Bankruptcy, Insolvency or Receivership
   relating to Seller ?                                     No
   Subject to Investment Company Act of 1940 Regulation ?   No
   Servicing Termination ?                                  No

Servicer Certificate (Page 3 of  3)
Distribution Date:                                     08/20/98
Event of Default ?                                          No
   Failure by Servicer to make payment within
   5 Bus. Days of Required Date ?                           No
   Failure by Servicer to perform covenant
   relating to Trust's Security Interest ?                  No
   Failure by Servicer to perform other
   covenants as described in the Agreement?                 No
   Bankruptcy, Insolvency or Receivership
   relating to Master Servicer ?                            No
   Trigger Event ?                                          No
Policy Fee Distributed to Credit Enhancer (Paid
directly from HFC)                                          N/A
Premium Distributed to Credit Enhancer                      0.00
Amount Distributed to Seller                           311,236.30
Master Servicer Credit Facility Amount                      0.00
Guaranteed Principal Distribution Amount                    0.00
Credit Enhancement Draw Amount                              0.00
Application of Available Funds
     Aggregate Amount of Collections                9,535,476.83
    Deposit for principal not used to purchase subsequent loans
     Servicing Fee                                     123,105.74
     Prinicpal and Interest to Class A-1             7,969,904.82
     Prinicpal and Interest to Class A-2               350,007.07
     Seller's portion of Principal and Interest        311,236.30
     Funds deposited into Funding Account (Net)              0.00
     Funds deposited into Spread  Account                    0.00
     Excess funds released to Seller                   781,222.90
     Total                                           9,535,476.83

* As a result of the merger with Beneficial, Household has adopted Beneficial's charge-off policy relating to real estate secured receivables. This has resulted in lower net realized losses this month.

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.
The attached Servicing Certificate is true and correct in all material respects.
A Servicing Officer

Statement to Certificateholders (Page 1 of 2)
Distribution Date:                                     08/20/98
INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating
Allocation Percentage                                  94.0854%
Class A Certificateholder Fixed
Allocation Percentage                                  97.9045%
Beginning Class A-1 Certificate Balance           139,184,041.81
Beginning Class A-2 Certificate Balance             6,120,258.60
Class A-1 Certificate Rate                             5.87625%
Class A-2 Certificate Rate                             5.79000%
Class A-1 Certificate Interest Distributed             1.548476
Class A-2 Certificate Interest Distributed             1.525730
Class A-1 Certificate Interest Shortfall Distributed   0.000000
Class A-2 Certificate Interest Shortfall Distributed   0.000000
Remaining Unpaid Class A-1 Certificate
Interest Shortfall                                       0.000000
Remaining Unpaid Class A-2 Certificate
Interest Shortfall                                       0.000000
Rapid Amortization Event ?                                  No
Class A-1 Certificate Principal Distributed            15.974538
Class A-2 Certificate Principal Distributed            15.974624
   Maximum Principal Distribution Amount               16.069071
   Scheduled Principal  Distribution Amount (SPDA)     15.974541
   Accelerated Principal Distribution Amount            0.000000
   Aggregate Investor Liquidation Loss
   Amount Distributed                                   0.000000
Total Amount Distributed to Certificateholders         17.522059
Principal Collections deposited into Funding Account        0.00
Ending Funding Account Balance                              0.00
Ending Class A-1 Certificate Balance              131,918,422.74
Ending Class A-2 Certificate Balance                5,800,766.12
Class A-1 Factor                                       0.2900422
Class A-2 Factor                                       0.2900383
Pool Factor (PF)                                       0.3085122
Unreimbursed Liquidation Loss Amount                        0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount    0.00
Accrued & Unpaid Interest on Unreimbursed
Liquidation Loss Amount                                     0.00
Class A Servicing Fee                                  123,105.74
Beginning Invested Amount                          147,726,887.41
Ending Invested Amount                             140,141,775.86
Beginning Pool Balance                             157,013,601.23
Ending Pool Balance                                149,479,493.13

Credit Enhancement Draw Amount                              0.00

Statement to Certificateholders (Page 2 of 2)
Distribution Date:                                     08/20/98
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                                        411
     Trust Balance                                12,608,203.62
   60 - 89 days (Del Stat 2)
     No. of Accounts                                        108
     Trust Balance                                 3,551,706.04
   90+ days (Del Stat 3+)
     No. of Accounts                                        268
     Trust Balance                                 8,433,682.73
   REO
     No. of Accounts                                         47
     Trust Balance                                 1,653,406.43
Aggregate Liquidation Loss Amount for Liquidated Loans      0.00
Class A-1 Certificate Rate for Next
Distribution Date                                 To be updated
Class A-2 Certificate Rate for Next
Distribution Date                                  To be updated
Amount of any Draws on the Policy                           0.00
Subsequent Mortgage Loans
     No. of Accounts                                        0.00
     Trust Balance                                          0.00